                           SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549




                                        FORM 8-K

                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d) OF THE
                            SECURITIES EXCHANGE ACT OF 1934

                             DATE OF REPORT: APRIL 1, 2002

                                   i-STAT CORPORATION



                 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



           DELAWARE                     0-19841                  22-2542664

(STATE OR OTHER JURISDICTION OF       (COMMISSION             (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)       FILE NUMBER)            IDENTIFICATION NO.)

                104 WINDSOR CENTER DRIVE, EAST WINDSOR, NJ 08520
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (609) 443-9300
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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Item 5. Other Events

i-STAT Corporation (the "Company") issued two press releases today announcing that (i) the Form 10-K it is filing with the Securities and Exchange Commission today includes two adjustments to its previously announced 2001 results and (ii) Abbott Laboratories has met the minimum three-year growth rate milestone under the Company's Distribution Agreement with Abbott Laboratories. The full text of each of the press releases is set forth in Exhibits 99.1 and 99.2 which are attached hereto and incorporated by reference into this report.

Item 7. Exhibits.

(c) Exhibits

Item No.          Exhibit List
99.1              Press Release

99.2              Press Release

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                                       SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, i-STAT Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        I-STAT CORPORATION
                                        By:

                                        /s/ Roger J. Mason
                                        ----------------------------------------
                                            Roger J. Mason
                                            Vice President of Finance, Treasurer
                                            and Chief Financial Officer

Date: April 1, 2002